                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT
    PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported) July 1, 1997


                            PetroCorp Incorporated
            (Exact name of registrant as specified in its charter)


    Texas                               0-22650               76-0380430
(State or other jurisdiction    (Commission File Number)    (IRS Employer
of incorporation)                                           Identification No.)



                         16800 Greenspoint Park Drive
                            Suite 300, North Atrium
                          Houston, Texas  77060-2391
              (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code (713) 875-2500



                                Not applicable
         (Former name or former address, if changed since last report)

ITEM 2.    ACQUISITION OR DISPOSITION OF ASSETS.

        PetroCorp Incorporated (the "Company") has announced the acquisition of oil and gas properties in Louisiana and Alabama for an adjusted purchase price of $9.1 million. The transaction was completed on July 1, 1997 and a press release containing further details was issued on July 16, 1997 and is attached to this filing as an exhibit.

        Funding for the acquisition was provided by borrowings under a new credit facility that the Company has entered into with Toronto-Dominion Bank and the Bank of Nova Scotia.

                                       1

ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS.

(A)     FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED.

        The financial statements are not included in this initial report. Such statements will be filed by amendment not later than 60 days after the date that this initial report must be filed.

(B)     PRO FORMA FINANCIAL INFORMATION.

        The pro forma financial information is not included in this initial report. Such information will be filed by amendment not later than 60 days after the date that this initial report must be filed.

(C)     EXHIBITS.

Exhibit No.                             Exhibits
-----------                             --------

2.1 Agreement for Purchase and Sale dated June 5, 1997 between PetroCorp Incorporated and Great River Oil and Gas Corporation.

2.2             First Amendment to Agreement for Purchase and Sale dated
                June 30, 1997 between PetroCorp Incorporated and Great River Oil and Gas Corporation.

10 Credit Agreement dated as of June 26, 1997 among PetroCorp Incorporated, PCC Energy Limited, PCC Energy Corp. and Toronto-Dominion (Texas), Inc. and Toronto-Dominion Bank.

99              Press release dated July 16, 1997.

                                  SIGNATURES

        Pursuant to the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: July 16, 1997                            PETROCORP INCORPORATED
                                               (Registrant)


                                               /s/ CRAIG K. TOWNSEND
                                               -----------------------------
                                               (Signature)
                                               Craig K. Townsend
                                               Vice President-Finance, Secretary
                                                and Treasurer

                                 EXHIBIT INDEX

Exhibit No.                             Exhibits
-----------                             --------

2.1 Agreement for Purchase and Sale dated June 5, 1997 between PetroCorp Incorporated and Great River Oil and Gas Corporation.

2.2             First Amendment to Agreement for Purchase and Sale dated
                June 30, 1997 between PetroCorp Incorporated and Great River Oil and Gas Corporation.

10 Credit Agreement dated as of June 26, 1997 among PetroCorp Incorporated, PCC Energy Limited, PCC Energy Corp. and Toronto-Dominion (Texas), Inc. and Toronto-Dominion Bank.

99              Press release dated July 16, 1997.


                                       3